                                                                    Exhibit 10.3


                                                                  Execution Form

                    SUBSCRIPTION AND NOTE PURCHASE AGREEMENT

         THIS SUBSCRIPTION AND NOTE PURCHASE AGREEMENT (the "Agreement") dated as of ________________, 1999, by and between FieldWorks, Incorporated, a Minnesota corporation (the "Company"), and ____________________ (the "Investor"), a resident of the State of ________________________ /a organized under the laws of the State of ________________.

                                    RECITALS:

         a) Whereas, the Company needs financing to provide working capital for its operations; and

         b) Whereas, the Investor desires to lend funds to the Company on the terms and conditions set forth in this Agreement; and

         c) Whereas, other investors may lend funds to the Company on terms and conditions equivalent to those set forth in this Agreement ("Other Investors") and in the offering materials delivered in connection with this Agreement (the "Offering Materials").

         Accordingly, in consideration of the foregoing, the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Promissory Note: The Investor agrees to purchase from the Company a Subordinated Promissory Note in the principal amount of $___________, and the Company agrees to deliver and issue such Note to the Investor, in the form attached hereto as Exhibit A (the "Note"), in such amount. The Note shall be in the minimum denomination of $100,000, and additional increments of $50,000, unless waived at the Company's option. The delivery of the Note shall be made concurrently with delivery of funds to the Company in the amount set forth above. The principal amount of the Note shall bear interest from the date thereof at the rate of eleven percent (11%) per annum.

         2. Subordination: Amounts due pursuant to the Note shall be subordinated to all "Senior Debt", which term shall mean all liabilities and obligations of the Company to all institutional lenders to which the Company is indebted for borrowed money secured by security interests in assets of the Company (collectively, "Senior Creditors"), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising or incurred. Investor will not ask, demand, sue for, take or receive from the Company or any other person liable for all or any part of any Senior Debt, by setoff or in any other manner, the whole or any part of payment of the obligations under the Note or any monies which may now or hereafter be owing in respect of the Note (whether such amounts represent principal or interest, or obligations which are due or not due, direct or indirect, absolute or contingent), including, without limitation, taking any security for any of the foregoing, or the taking of any negotiable instrument therefor, unless and until all of the Senior Debt shall h-6- ave been fully paid and satisfied and all financing arrangements between the Company and Senior Creditors have been terminated, provided that, as long as no default has occurred with respect to the Senior Debt, the Company may pay, and the Investor may receive, payments of accrued interest and principal of the Note as originally scheduled under the terms of this Agreement and the Note, and, with the prior written consent of the Senior Creditors in their sole discretion, prepayments of the Note. The Investor acknowledges and agrees that the Note is unsecured and agrees that (a) the Investor hereafter will not accept any security therefor from the Company, or from any third person for the benefit of the Company; and (b) in the event the Investor does obtain any security for the Note, (i) all liens and security interests of the Investor in any assets of the Company or any assets securing the Senior Debt shall be and hereby are subordinated to the rights and interests of the Senior Creditors, if any, in those assets, (ii) the Investor shall have no right to possession of any such assets or to foreclose upon any such assets, whether by judicial action or otherwise, unless and until all the Senior Debt shall have been fully paid and satisfied and all financing arrangements between the Company and Senior Creditors have been terminated, and (iii) at the request of the Senior Creditors, the Investor shall execute and deliver to the Senior Creditors such termination statements and releases as the Senior Creditors shall reasonably request to release the Investor's security interest in or lien against such property. The Investor, prior to the payment in full and discharge of the Senior Debt and the termination of all financing arrangements between the Company and the Senior Creditors, shall have no right to enforce any claim with respect to obligations under the Note, or to take any action against the Company or the property of the Company or of any other person liable for all or any part of the Senior Debt for the benefit of the Company.

         3. Repayment: The Note will be dated its date of issuance and bear interest from such date at 11% per annum. Accrued interest shall be paid monthly, commencing October 15, 1999, and on the 15th day of each month thereafter. All principal and accrued interest is due and payable on ______________, 2001 (the "Maturity Date.") The Note may be prepaid in whole or in part at any time and from time to time without premium or penalty, at the option of the Company, subject to Section 2 hereof. In the event Other Investors lend funds to the Company, all prepayments shall be applied to the original aggregate principal amount of the Note and all notes issued to Other Investors, pro rata, and shall be applied first to the payment of any costs of collection, then to payment of accrued interest, and thereafter to principal.

         4. Warrants: In consideration of the Note purchase, the Company shall issue to the Investor, concurrently with delivery of the Note, a warrant to purchase common stock of the Company in the form attached hereto as Exhibit B (the "Warrant").

         5. Representations and Warranties of the Company:. The Company represents and warrants to the Investor that:

         a) Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, has full corporate power and authority to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results or operations of the Company).

         b) Corporate Power; Authorization. The Company has all requisite corporate power, and will have taken all requisite corporate action, to execute and deliver this Agreement, to sell and issue the Note and to carry out and perform all of its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally, and (iii) as rights to indemnity or contributions hereunder may be limited by federal or state securities laws or principles of public policy.

         c) SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission ("SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the 12 months preceding the date of this Agreement. As of their respective filing dates (or, if amended, when amended), all documents filed by the Company with the SEC, whether under the Exchange Act or under the Securities Act of 1933, as amended (the "Securities Act"), during such 12-month period (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company at the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments (unless otherwise disclosed in the SEC Documents) and the absence of footnotes). There is no material liability or commitment of the Company which is not reflected in the most recent Financial Statements except commitments made since the date of such Financial Statements in the ordinary course of business. There have not been any changes in the assets, liabilities, financial condition or operations of the Company from those reflected in the most recent Financial Statements, except changes in the ordinary course of business that have not had and are not reasonably expected to have a material adverse effect on the business, properties, financial condition or results of operations of the Company.

         d) Litigation. There is no pending or, to the Company's knowledge, threatened, action, suit or other proceeding to which the Company is a party or to which the property or assets of the Company is subject which might result in a material adverse effect on the business, properties, financial condition or results of operations of the Company.

         e) Listing. The Company's Common Stock is traded on The Nasdaq National Market.

         f) The execution, delivery and performance by the Company of this Agreement and the will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Company, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of the Company, or (iii) result in a breach of or constitute a default under any agreement, lease or instrument to which the Company is a party or by which it or any of its properties may be bound, except for such breaches or defaults which have been waived or for which consents have been obtained.

         g) The Company has filed all federal, state and local tax returns required to be filed and has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against it or any of its property and all other taxes, fees and other charges imposed on it or any of its property by any governmental authority (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Company.

         h) The Company has reviewed and assessed its business operations and computer systems and products with respect to the "year 2000 problem" (that is, that computer applications and equipment may not be able properly to perform date-sensitive functions, before, during and after January 1, 2000) and, based on those reviews and inquiries, the Company will have taken all necessary steps to ensure that the year 2000 problem will not result in a material adverse effect on the Company.

         i) The Company has no subsidiary.


         6. Representations and Warranties of the Investor: The Investor represents and warrants to the Company as follows:

         (a) The Investor has had the opportunity to ask questions of and receive answers from the Company, or an agent of the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, and to obtain any additional information necessary to verify such information, as the Investor considers necessary or advisable in order to form a decision concerning an investment in the Company.

         (b) The Note, the Warrant, and the Warrant Shares (collectively, the "Securities") are being acquired for investment for the Investor's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof the Investor understands that these Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws by reason of the contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by the Investor. The Investor further understands that the Securities may not be transferred or resold without registration under the Securities Act and any applicable state securities laws, or an exemption from the requirements of the Securities Act and applicable state securities laws.

         (c) The Investor's principal residence is as described on the signature page hereof.

         (d) The Investor has carefully reviewed the Offering Materials. The Investor is relying solely on the Offering Materials and the Investor's investigation of the Company in making the investment decision and is not relying on Dougherty Summit Securities LLC, the Company's placement agent, or any officer, employee or agent thereof.

         (e) The Investor is able to bear the loss of the entire investment in the Note, the Warrant, and the Warrant Shares without any material adverse effect on the Investors' financial position or prospects, and the Investor has such knowledge and experience of financial and business matters to be capable of evaluating the merits and risks of the investment to be made pursuant to this Agreement. Without limiting the foregoing, the Investor understands that the securities offered hereby are highly speculative, involve a high degree of risk and immediate substantial dilution, and should be purchased by persons who can afford the loss of their entire investment. The Investor has carefully considered the risks and speculative factors described in the cautionary statement filed as Exhibit 99.1 to the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 1999 (the "Cautionary Statement"), which Cautionary Statement is included in the Offering Materials. Without limiting the foregoing, the Investor recognizes and acknowledges that, in order to repay the Note, the Company will be required to improve its current cash flow, refinance the Note, or raise additional capital.

         (f) The Investor is (check all that apply):

         ______ (i)        A natural person whose individual net worth (assets
                           less liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

         ______ (ii)       A natural person whose individual income was in
                           excess of $200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

         ______ (iii)      A bank, insurance company, registered investment
                           company, business development company, small business investment company, or employee benefit plan.

         ______ (iv)       A savings and loan association, credit union, or
                           similar financial institution, or a registered broker or dealer.

         ______ (v)        A private business development company.

         ______ (vi)       An organization described in Section 501 (c)(3) of
                           the Internal Revenue Code with assets in excess of $5,000,000.

         ______ (vii)      A corporation, Massachusetts or similar business
                           trust, or partnership with assets in excess of $5,000,000.

         ______ (viii)     A trust with assets in excess of $5,000,000.

         ______ (ix)       A director or an executive officer of the Company

         ______ (x)        An entity in which all of the equity owners are
                           accredited investors. If exemption is claimed all equity owners must complete and execute this Agreement. (Not available for an Irrevocable Trust).

         ______ (xi)       A self-directed IRA, Keogh, or similar plan of which
                           the individual directing the investments qualifies as an "accredited investor" under one or more items
                           (i)-(x), above. Also check the item(s) (i)-(x) which applies.

         (g) This Agreement has been duly authorized by all necessary action on the part of the Investor, has been duly executed and delivered by the Investor, and is a valid and binding agreement of the Investors.

         (h) If the Investor is an entity, the Investor was not organized for the specific purpose of acquiring the Note, the Warrant, or the Warrant Shares.

         (i) The Investor is NOT subject to backup withholding provisions of
Section 3406(a)(i)(C) of the Internal Revenue Code of 1986, as amended (note:
Investor is subject to backup withholding upon the following : (i) failure to furnish the Investor's Social Security number or taxpayer identification number herein; (ii) notification from the Internal Revenue Service to the Company that the Investor furnished an incorrect Social Security number or taxpayer identification number, (iii) notification that the Investor is subject to backup withholding; or (iv) failure to certify that the Investor is not subject to backup withholding; or failure to certify the Investor's Social Security number or taxpayer identification number).

         7. Affirmative Covenants of the Company: Until the outstanding principal balance of the Note is paid in full, the Company will:

         a) Furnish to the Investor:

                  (i) Within 120 days after the and of each fiscal year of the Company, a copy of Form 10-K filed by the Company with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;

                  (ii) Within 45 days after the end of each fiscal quarter, a copy of Form 10-Q filed by the Company with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;

         b) Permit the Investor and its representatives access to, and the right to make copies of the books, records, and properties of the Company at all reasonable times upon prior written request to the Company;

         c) Pay when due all taxes, assessments, and other liabilities against it or its properties except those which are being contested in good faith and for which an adequate reserve has been established, and make all withholding payments when due;

         d) Pay when due all amounts necessary to fund in accordance with its terms any employee benefit plan or other class of benefits covered by Title IV of "ERISA" (which term shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended, and the rules and regulations promulgated thereunder by any governmental agency or authority, as from time to time in effect), in either case whether now in existence or hereafter instituted, of the Company;

         e) Comply in all material respects with all laws, acts, rules. regulations and orders of any legislative, administrative or judicial body or official applicable to the Company's business operation or any part thereof; provided, however, that the Company may contest any such law, act, rule, regulation or order in good faith by appropriate proceedings; and

         f) Promptly notify the Investor of any default by the Company in its obligations under this Agreement.

         8. Negative Covenants: Until the outstanding principal balance of the
Note is paid in full, the Company agrees that it will not, without the Investor's prior written consent:

         (a) Purchase or redeem any shares of the Company's capital stock, or declare or pay any dividends (other than dividends payable in capital stock);

         (b) Incur or permit to exist any indebtedness, secured or unsecured, for money borrowed, except: (i) borrowings under this Agreement; (ii) borrowings from Other Investors; (iii) borrowings, if any, which are existing on the date of this Agreement and which are disclosed on Schedule I attached hereto; or (iv) indebtedness, not exceeding $250,000 at any one time in the aggregate outstanding;

         (c) Effect any recapitalization; or be a party to any merger or consolidation; or, except in the normal course of business, sell, transfer, convey or lease all or any substantial part of its property;

         (d) Make any loans to any person or entity except as otherwise permitted hereunder; or purchase any shares of stock of, or similar interest in, or make any capital contribution to or investment in, any entity;

         (e) Permit more than $150,000 to be owing at any one time to the Company by all of the Company's employees, officers, directors, or shareholders, or members of their families, as a result of any borrowings, purchases, travel advances or other transactions or events;

         (f) Become a guarantor or surety or pledge its credit or its assets on any undertaking of another;

         (g) In any fiscal year pay excessive or unreasonable salaries, bonuses, fees, commissions, fringe benefits or other forms of compensation;

         (h) Permit any default to occur under the terms of any loan document, note, loan agreement, lease, mortgage, contract for deed, security agreement, or other contractual obligation binding upon the Company which is not cured or waived within 60 days after the date of the occurrence of such default;

         (i) Take any action to wind down, liquidate or close substantially all of its business; or

         (j) Enter into any transaction with any affiliate of the Company upon terms and conditions less favorable to the Company than the terms and conditions which would apply in a similar transaction with an unrelated third party.

         9. Events of Default: If any one or more of the following events ("Events of Default") shall occur, then, in any such event, the Investor may, at its option, declare the Note to be immediately due and payable, together with all unpaid interest accrued hereon, without further notice or demand, but in the case of any of the occurrence of any of events described in paragraph (d) below, the Note shall become automatically due and payable, including unpaid interest accrued hereon, without notice or demand:

         (a) The Company shall default in the due and punctual payment of any installment on the Note when the same shall become due and payable, and such default continues for ten (10) days after written notice thereof from the Investor;

         (b) Any representation or warranty made by the Company under or in connection with the Note or this Agreement shall prove to have been incorrect in any material respect when made;

         (c) Default in the due observance or performance of any covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms of the Note and this Agreement, and such default continues for thirty (30) days after written notice thereof from the Investor; or

         (d) The Company shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of any of Company's properties or assets, (ii) admit in writing Company's inability to pay Company's debts as they mature,
(iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against Company in any proceeding under any such law, or (vi) a petition in bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted against the Borrower and shall remain undismissed for 60 days.

         10. Other:

         (a) This Agreement and the rights and obligations of the parties hereunder shall not be assignable, in whole or in part, by any party without the prior written consent of the other party.

         (b) This Agreement, including the appendices attached hereto, constitutes the entire agreement of the parties relative to the subject matter hereof and supersedes any and all other agreements and understandings, whether written or oral, relative to the matters discussed herein.

         (c) This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

         (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date set forth above.

Investor:


----------------------------------          ------------------------------------
                                            Telephone Number

----------------------------------          ------------------------------------
Signature(s), if joint                      Taxpayer ID Number(s)

----------------------------------          ------------------------------------
Print Name(s)                               Social Security Number(s)

----------------------------------
Address

----------------------------------

----------------------------------



FieldWorks, Incorporated


By:-------------------------------
Its:------------------------------

                                                                    Exhibit A to
                                                                Subscription and
                                                         Note Purchase Agreement

                          SUBORDINATED PROMISSORY NOTE

         NOTWITHSTANDING ANY TERM HEREOF TO THE CONTRARY, ANY PAYMENT OR OTHER SATISFACTION OF CLAIMS ARISING HEREUNDER IS SUBORDINATED AS SET FORTH IN THE NOTE PURCHASE AND SUBSCRIPTION AGREEMENT BETWEEN THE MAKER AND HOLDER OF EVEN DATE HEREWITH


         THIS NOTE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH AT THE BOTTOM OF THE LAST PAGE HEREOF


$________________
Minneapolis, Minnesota

_________________, 1999.


         FOR VALUE RECEIVED, the undersigned, FieldWorks, Incorporated, a Minnesota corporation, (the "Company"), promises to pay to the order of (the "Holder"), at Holder's address specified in the Subscription and Note Purchase Agreement referred to below, or such other place as the Holder may designate in writing from time to time, the principal sum of _____________ ($____________), in lawful money of the United States, together with simple interest from the date hereof on the unpaid principal balance outstanding from time to time at the rate of eleven percent (11%) per annum (calculated on the basis of the actual number of days elapsed and a 360 day year), payable as provided in the Subscription and Note Purchase Agreement (as defined below). All outstanding principal and accrued interest on this Note shall be due and payable on ___________ 2001, subject to the provisions set forth in the Subscription and Note Purchase Agreement (defined below).

1. Subscription and Note Purchase Agreement. This Note has been issued pursuant to and is subject to the terms and provisions of a Subscription and Note Purchase Agreement (the "Agreement"), dated as of ______________, 1999, between the Company and the Holder. The Holder is entitled to all the benefits provided for in the Agreement. The provisions of the Agreement are incorporated herein by reference with the same force and effect as if fully set forth herein.

2. Restrictions on Transfer. Other than pursuant to registration under federal and any applicable state securities laws or an exemption from such registration, the availability of which is determined in an opinion of counsel reasonably acceptable to the Company, this Note may not be sold, pledged, or otherwise disposed of unless the Company has received from the transferee hereof such representations and agreements as the Company shall determine in its sole discretion may be necessary to permit such transfer. The Holder, by acceptance hereof agrees to give written notice to the Company before transferring this Note of the Holder's intention to do so, describing the manner of any proposed transfer. Within thirty (30) days after receiving such written notice, the Company shall notify the Holder as to whether such transfer may be effected and of the conditions to any such transfer.

3. Notices. All demands and notices to be given hereunder shall be delivered or sent by certified mail, return receipt requested; in the case of the Company, addressed to its corporate headquarters, 7631 Anagram Drive, Eden Prairie, Minnesota, 55344, and in the case of the Holder, addressed to the address written above, in either case, until a new address shall have been substituted by like notice.

4. Expenses. The Company agrees to pay all expenses (including, without limitation, reasonable attorneys' fees and disbursements) in connection with the Holder's enforcement of the obligations of the Company hereunder.

5. Waiver. Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed on its behalf by its duly authorized officer on the day and year first above written.


                                               FieldWorks, Incorporated

                                               By:
                                               Its:


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY WHOSE AUTHORIZED OFFICER HAS SIGNED THIS NOTE ABOVE.

                                                                    Exhibit B to
                                                                Subscription and
                                                         Note Purchase Agreement

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO FIELDWORKS, INCORPORATED THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.


                            FIELDWORKS, INCORPORATED

                                     WARRANT
                                   TO PURCHASE
                             SHARES OF COMMON STOCK


         For value received, _____, successors or assigns ("Holder"), is entitled to purchase from FieldWorks, Incorporated, a Minnesota corporation (the "Company"), up to _____ fully paid and nonassessable shares of the Company's common stock, $.001 par value per share or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this warrant, at the price of $1.00 per share, subject to adjustments as noted below (the "warrant exercise price").

         This warrant may be exercised by Holder at any time or from time to time prior to the close of business on , _____________ 2004.

         This warrant is subject to the following terms and conditions:

         1. Exercise. The rights represented by this warrant may be exercised by the Holder, in whole or in part, by written election, in the form set forth below, by the surrender of this warrant (properly endorsed if required) at the principal office of the Company, and by payment to it by cash, certified check or bank draft of the warrant exercise price for the shares to be purchased. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the warrant exercise price. Certificates for the shares of stock so purchased, bearing the restrictive legend set forth at the end of this warrant, shall be delivered to the Holder within fifteen (15) days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

         2. Shares. All shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this warrant.

         3. Adjustment. The warrant exercise price shall be subject to adjustment from time to time as hereinafter provided in this Section 3:

                  (a) If the Company at any time divides the outstanding shares of its common stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its common stock are combined into a smaller number of shares, the warrant exercise price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

                  (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the Holder if Holder had exercised this warrant and had received such shares of common stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                  (c) If and whenever the Company shall (1) issue or sell any shares of its common stock for a consideration per share less than the warrant exercise price in effect immediately prior to the time of such issuance or sale, (2) issue or sell any warrants, options or other rights to acquire shares of its common stock at a purchase price less than the warrant purchase price in effect immediately prior to the time of such issuance or sale or (3) issue or sell any other securities that are convertible into shares of its common stock for a purchase or exchange price less than the warrant exercise price in effect immediately prior to the time of such issuance or sale (except for the issuance or sale of shares of the Company's common stock pursuant to stock option plans, purchase plans or other employee stock incentive programs adopted by the Company's Board of Directors, or pursuant to business acquisition or lease financing transactions), then, upon such issuance or sale, the warrant exercise price shall be reduced to the price (calculated to the nearest cent) determined by dividing (A) an amount equal to the sum of (1) the number of shares of the Company's common stock outstanding immediately prior to such issue or sale multiplied by the then existing warrant exercise price and (2) the consideration, if any, received by the Company upon such issue or sale plus the consideration to be received by the Company upon the exercise of such stock purchase rights by (B) an amount equal to the sum of (1) the number of shares of its common stock outstanding immediately prior to such issue or sale and (2) the number of its shares of common stock thus issued or sold or issuable or saleable upon the exercise of such purchase rights or the conversion of such convertible securities; provided, however, that in the event that any such purchase right expires or is terminated prior to the exercise of this warrant, the warrant exercise price shall be recalculated by deleting such purchase right and provided further that if an adjustment is made to the warrant exercise price as a result of the issuance or sale of any such purchase rights or convertible securities, no further adjustment shall be made to the warrant exercise price at the time such purchase rights are exercised or convertible securities are converted.

                  (d) If the Company shall default in the due and punctual payment of any payment of principal or interest on the subordinated promissory note issued by the Company to the Holder pursuant to that certain Subscription and Note Purchase Agreement dated as of ________, 1999 by and between the Company and the Holder, the warrant exercise price shall be reduced to fifty percent (50%) of the warrant exercise price then in effect. Following any such adjustment pursuant to this
         Section 3(d), the other provisions of this Section 3 shall continue to apply.

                  (e) Upon each adjustment of the warrant exercise price, the Holder shall thereafter be entitled to purchase, at the warrant exercise price resulting from such adjustment, the number of shares obtained by multiplying the warrant exercise price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant exercise price resulting from such adjustment.

                  (f) Upon any adjustment of the warrant exercise price, the Company shall give written notice thereof to the Holder stating the warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. No Rights as Shareholder. This warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         5. Registration Rights. Holder shall be entitled to participate in any registered offering of shares of the Company's common stock. Holder's participation in any such offering shall be in accordance with the procedures, and subject to the limitations, set forth on Exhibit A to this warrant.

         6. Transfer. This warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this warrant properly endorsed to any person or entity who represents in writing that such person or entity is acquiring the warrant for investment and without any view to the sale or other distribution thereof. Each holder of this warrant, by taking or holding the same, consents and agrees that the bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

         7. Notices. All demands and notices to be given hereunder shall be delivered or sent by first class mail, postage prepaid; in the case of the Company, addressed to its corporate headquarters, Attention: Chief Financial Officer, 7631 Anagram Drive, Eden Prairie, MN 55344, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.


[The remainder of this page intentionally is left blank; signature page follows]
         IN WITNESS WHEREOF, the Company has caused this warrant to be executed and delivered by a duly authorized officer.

Dated:__________, 1999


                                          FIELDWORKS, INCORPORATED



                                          By
                                            --------------------------------
                                            Its
                                               -----------------------------

----------------------------------

----------------------------------

----------------------------------
[Name and Address of Holder]

                             RESTRICTION ON TRANSFER

         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement or exemption from registration under the foregoing laws. Accordingly, the shares represented by this certificate may not be sold, transferred or otherwise disposed of without (i) an opinion of counsel satisfactory to FieldWorks, Incorporated that such sale, transfer or other disposition may lawfully be made without registration under the Securities Act of 1933 and applicable state securities laws or (ii) such registration.

                                WARRANT EXERCISE

                (To be signed only upon exercise of this warrant)

         The undersigned, the Holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, __________ shares of common stock of FieldWorks, Incorporated, to which such warrant relates and herewith makes payment of $__________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to ____________________, whose address is set forth below the signature of the undersigned.

Dated:______________

                                                ________________________________
                                                Signature

If shares are to be issued                      Social Security or other Tax
other than to Holder:                           Identification No.
_____________________________________           ________________________________
_____________________________________
_____________________________________
_____________________________________
Please print present name and address

                               WARRANT ASSIGNMENT

                (To be signed only upon transfer of this warrant)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the right represented by the foregoing warrant to purchase the shares of common stock of FieldWorks, Incorporated, and appoints ____________________ attorney to transfer such right on the books of FieldWorks, Incorporated, with full power of substitution in the premises.

Dated:_______________


                                              __________________________________
                                              Signature

______________________________________        Social Security or other Tax
                                              Identification No.
______________________________________
                                              __________________________________
______________________________________
Please print present name and complete
address

                                    EXHIBIT A
                                       TO
                                     WARRANT
                                    ISSUED BY
                            FIELDWORKS, INCORPORATED


                               Registration Rights

         1. Definitions. As used in this Exhibit A, the following terms shall have the following respective meanings:

         "Company" means FieldWorks, Incorporated, a Minnesota corporation.

         "Holder" means (i) any person owning of record Registrable Securities that have not been sold to the public or (ii) any transferee of record of such Registrable Securities in accordance with Section 6 of the Warrant.

         "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "Registrable Securities" means (i) Common Stock of the Company issued or issuable upon exercise of the Warrants, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 6 of the instrument to which this Exhibit A is attached are not assigned.

         "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (i) are then issued and outstanding or (ii) are issuable pursuant to then exercisable or convertible securities.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "SEC" or "Commission" means the Securities and Exchange Commission.

         "Warrants" shall mean those warrants issued by the Company in the offering described in the Summary of the Offering dated as of August 16, 1999.

         2. Piggyback Registration Rights. Each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it (other than a registration on Form S-8 or a successor form), the Company will give written notice of its determination to the Holders. Upon the written request of any Holder given within thirty (30) days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all Registrable Securities owned by such Holder and with respect to which Holder has requested registration to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by such Holder of the Registrable Securities to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any such registration pertains to an underwritten offering in whole or in part, the Company may require that the shares requested for inclusion by any Holder pursuant to this section be included in the underwritten offering on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that if, in the good faith judgment of the managing underwriter of such underwritten offering, as evidenced in writing delivered to the Company, the inclusion of all of the shares originally covered by a request for registration made by a Holder would reduce the amount of securities to be offered by the Company or interfere with the successful marketing of the securities to be offered by the Company, the number of shares of stock owned by such Holder and otherwise to be included in the underwritten offering may be reduced; provided, however, that any such required reduction shall be pro rata among all persons (other than the Company) who are participating in such underwritten offering. Those shares which are thus excluded from the underwritten offering shall be withheld from the market by such Holder for a period, not to exceed 180 days, that the managing underwriter reasonably determines is necessary in order to effect the underwritten offering.

         3. Demand Registration Rights.

                  (a) Subject to the conditions of this Section 3, if the Company shall receive a written request from the Holders of a majority of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 3, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in Section 3(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 3, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                  (c) The Company shall not be required to effect a registration pursuant to this Section 3:

                           (i) prior to __________, 2000;

                           (ii) after the Company has effected one (1)
                  registration pursuant to this Section 3, and such registration has been declared or ordered effective; or

                           (iii) if the Company shall furnish to Holders
                  requesting a registration statement pursuant to this Section 3, a certificate signed by the Chairman of the Board stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders.

         4. Registration Procedures. If and whenever the Company is required by the provisions of Section 2 or Section 3 to effect the registration of any shares under the Securities Act, the Company will:

                  (a) prepare and file with the Commission a registration statement with respect to such shares, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such shares, not to exceed three (3) months;

                  (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed six (6) months;

                  (c) furnish to the Holders of, and to the underwriters of, the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

                  (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the underwriters may reasonably request within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified; and

                  (e) prepare and promptly file with the Commission and promptly notify Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

         5. Expenses. With respect to any registration of shares pursuant to
Section 2 or Section 3, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for Holders, underwriting discounts and commissions and transfer taxes for Holders and any other expenses incurred by Holders not expressly included above shall be borne by Holders.

         6. Indemnification. In the event that any shares owned by Holders are included in a registration statement under Section 1:

                  (a) The Company will indemnify and hold harmless Holders and any underwriter (as defined in the Securities Act) for Holders from and against any and all loss, damage, liability, cost and expense (collectively, "Losses") to which Holders or any such underwriter may become subject under the Securities Act or otherwise, insofar as such Losses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Holders or such underwriter.

                  (b) Holders will indemnify and hold harmless the Company and any underwriter from and against any and all Losses to which the Company or any underwriter may become subject under the Securities Act or otherwise, insofar as such Losses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with information furnished by Holders.

                  (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and such Holder of Registrable Securities, on the other hand, and to reflect the parties' relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or to prevent any untrue statement or omission giving rise to such indemnification obligation. The Company and the Holders of Registrable Securities agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the Holders of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this Section 6(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         7. Termination of Registration Rights. A Holder's registration rights under this Exhibit A shall terminate and be of no further force and effect if all the Registrable Securities held by and issuable to such Holder may be sold under Rule 144 during any ninety (90) day period.